UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2007
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Warwick Valley Telephone Company (the “Company”) announced today the final certified results of the votes at its 2007 Annual Meeting of shareholders, held Friday, April 27, 2007. Jeffery D. Alario, Wisner H. Buckbee, and Douglas J. Mello were elected for three-year terms as Directors in Class II. Thomas H. Gray was elected to fill the remaining one-year term of the Class III directorship formerly held by Corinna S. Lewis. The terms of Kelly C. Bloss, Philip S. Demarest, Robert J. DeValentino, Herbert Gareiss, Jr. and Joseph J. Morrow continued after the meeting.
Matters voted on at the meeting and the results of each vote are as follows:

		Votes For	Votes Against	Abstain
Proposal I	To fix the number of Directors at nine until the next Annual Meeting of Shareholders.	3,560,084	791,883	163,678

		Votes For		Withhold Authority
Proposal II	To elect three Class II directors of the Company and to elect one director to fill the remaining term of the Class III directorship formerly held by Corinna S. Lewis:
	Class II
	Jeffrey D. Alario	3,578,393		937,252
	Wisner H. Buckbee	3,443,711		1,071,934
	Douglas J. Mello	3,469,355		1,046,290
	Class III
	Thomas H. Gray	3,569,061		946,584

		Votes For	Votes Against	Abstain
Proposal III	To approve the selection of WithumSmith+Brown, P.C. as the Company’s independent accountants for the year ending December 31, 2007.	4,248,638	223,048	43,958

Proposal IV	Shareholder proposal urging that the quarterly dividend to shareholders be significantly increased.	1,107,260	2,641,949	151,065

Proposal IV	Shareholder proposal urging that an auction be held to sell the Company.	1,164,698	2,668,445	67,131
At the Company’s Annual Organizational Meeting, held on the day of the Annual Meeting, the Board of Directors elected the following persons to the positions set forth opposite their names:

Wisner H. Buckbee	Chairman of the Board
Robert J. DeValentino	Vice Chairman of the Board
Thomas H. Gray	Interim President & Chief Executive Officer
Duane W. Albro	President & Chief Executive Officer (effective May 1, 2007)
Kenneth H. Volz	Interim Vice President, Chief Financial Officer, Treasurer
Zigmund C. Nowicki, Jr.	Corporate Secretary
Dorinda M. Masker	Assistant Corporate Secretary

Also, at the Company’s Annual Organizational Meeting, the following committee assignments were approved:

Governance & Nominating Committee	Joseph J. Morrow — Chair
Robert J. DeValentino
Douglas J. Mello

Audit Committee	Jeffrey D. Alario — Chair
Wisner H. Buckbee
Kelly C. Bloss
Philip S. Demarest

Compensation Committee	Robert J. DeValentino — Chair
Douglas J. Mello
Joseph J. Morrow
A press release regarding this matter has been issued by the Company, is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

99.1	Press Release entitled “Warwick Valley Telephone Announces Final Vote Results and Committee Assignments,” dated May 3, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY

(Registrant)

Date: May 3, 2007	By:	/s/ Duane W. Albro

Name: Duane W. Albro Title: President & CEO

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “Warwick Valley Telephone Announces Final Vote Results and Committee Assignments,” dated May 3, 2007.